Business Segment Review Exhibit 99.2

Disclaimer
This presentation has been prepared by Eastman Kodak Company (the “Company”). It contains general information about the Company’s activities as at the date of the presentation.
It is information given in summary form and does not purport to be complete.
This presentation is not, and nothing in it should be construed as, an offer, invitation or recommendation in respect of the facilities or any of the Company’s securities, or an offer,
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correctness, completeness or reliability of the information, opinions or conclusions expressed herein.
The 2011 financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.
All references to dollars are to United States currency unless otherwise stated.

Cautionary Statement Regarding Forward-Looking Statements
This presentation includes forward-looking statements, as that term is defined under the Private Securities Litigation Reform Act of
1995.  Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, liquidity, cash flows, capital expenditures, financing needs, plans or business trends, and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,”
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variations of such words or similar expressions are intended to identify forward–looking statements.  All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions.  Future events or results may differ from those anticipated or expressed in these forward-
looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item
1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New
York and in other filings the Company makes with the Securities & Exchange Commission from time to time, as well as the following:
the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the chapter 11 bankruptcy filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt; the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision.  There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements.  All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this presentation, and are expressly qualified in their entirety by the cautionary statements included in this presentation.  The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Commercial Consumer
Graphics, Entertainment &
Commercial Film Business
Digital & Functional Printing
Enterprise Services & Solutions
Retail Systems Solutions
Consumer Inkjet
Paper & Output Systems
Event Imaging Solutions
Digital Capture & Devices
Gallery
Consumer Film
Intellectual Property
2011E Revenue $3.4B $2.6B
Simplified Structure

Commercial Segment

Graphics, Entertainment & Commercial Film Business

Prepress Solutions Portfolio
Offset Consumables Output Devices
Trillian SP
Electra XD
Thermal Direct
Trendsetter
Magnus
Trendsetter NX System
Profit & Cash Generation
EM & Packaging Growth
Winning Portfolio Transition
New GTM Model
Fulfillment Model
Focus on Solutions Designed for Packaging and
Emerging Markets
Grow OEM Sales
Profit & Cash Generation
EM & Packaging Growth

Commercial Output Addressable Market
Worldwide Market Size ($bn) 2010 2015 CAGR ’10–’15
Flexo Plates $0.7 $0.8 3.1%
Digital Plates
$3.6
$4.2
3.1%
Digital Print
$7.5
$10.2
6.3%
DI Capture
$1.2
$1.4
3.1%
SW & Services
$1.7
$2.3
6.8%
OD & Other
$3.5
$3.2
(1.7)%
Total $18.2 $22.1 4.0%
Worldwide Market Size ($bn)
$18.20
$22.10
0
5
10
15
20
$25
2010 2015
Digital Print Digital Plates DI Capture
Flexo Plates
SW & Services OD & Other

Entertainment Imaging
Objectives
Key Imperatives
Generate cash over the planning horizon
Maintain leadership position in the industry
Create new vectors of opportunity
Continue to aggressively manage costs ahead of volume decline
– Balance customer satisfaction with infrastructure activities
– Continue to maintain product quality, while making tradeoffs between customer service level and cost
Simplify and maintain studio contracts
– Disney, Sony, Paramount, Universal, Warner Brothers
Execute Silver Insulation Plan
Find growth opportunities in a low investment manner
– Digital Asset Management included in plan
– Evaluate partnerships

Entertainment Imaging: Industry Update
Industry adapting to changing market
dynamics
– Declining DVD sales impact studio
profitability
– Major studio releases down, films
staying in theaters longer
– Increased number of 3D features
Digital Cinema adoption for first-run
screens at year-end 2011 estimated
at 40-50%
Source: Screen Digest.
Worldwide % Digital Cinema First-Run Screens Converted
ECP Volume Projections
EK Base Plan
EK Base Plan
0
20
40
60
80
100%
2009 2010 2011 2012 2013 2014 2015
SD April 2011 DC Slows, 3D Fades
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012 2013 2014 2015
SD April 2011 DC Slows, 3D Fades

Digital and Functional Printing

MENSAJERO
Der Globus

Customer
Preview
SALE

kauai

Target Applications

Digital Printing Solutions
Roll-Fed
Presses
Services &
Consumables
High-volume
roll-fed color
presses
Services
Business Dev.
Operations Mgmt.
Support
Consumables
Printheads
Ink
Toner
ORC’s
Sheet-Fed
Presses
B&W and color
sheet-fed
production presses
Components
Imprinting
solutions for
web presses
• Transaction
• Direct Mail
• Books
• Newspaper
• Magazines
• Direct Mail
• Ad collateral
• Books, Photo
• Transaction
• Folding Cartons
• Direct Mail
• Books
• Inserts, Labels
• Corrugated
• Specialty
• All segments

Digital Printing Trends
Books
2.8T
Total pages
17%
Digital page CAGR
‘09-’12
Direct Mail
2.9T
Total pages
10%
Digital page CAGR
‘09-’12
Newspapers
19.2T
Total pages
26%
Digital page CAGR
‘09-’12
Catalogs
3.4T
Total pages
42%
Digital page CAGR
‘09-’12
Promotional
6.8T
Total pages
14%
Digital page CAGR
‘09-’12
Value Prop
• Improved ROMI
• Lower
production cost
Value Prop
• Improved ROMI
• Lower
production cost
Value Prop
• Improved ROMI
• Supply chain
efficiency
Value Prop
• Lower
production cost
• Supply chain
efficiency
Value Prop
• Improved ROMI
• Supply chain
efficiency
Note: Above page volumes represent WW volumes for these specific applications.

Digital Printing Solutions Highlights – PROSPER Printing
Prosper
5000XL Color Press
Prosper
Components
Prosper is a Breakthrough for Print Providers
Game-changing technology in the transformation of print
Game-changing Stream IJ technology
Highly advantaged production digital
solutions
Attractive margins on equipment, ink
and service
Digital pages offer 15X revenue
opportunity than traditional
Opportunity to grow in emerging
markets as well as in Publishing and
Promotional applications
PROSPER Delivers:
Highest-speed inkjet printing
Magazine quality
Broad range of media
Lowest running cost
Expanding Solutions
Expanding Applications
Books
Direct Mail
Newsprint
Magazines
Catalogs
Advertising Collateral
Packaging
Selected Highlights

Target Functional Printing Markets
Materials Printed Electronics Energy Smart Packaging Bio-Tech
Substrates Display Solar
Harvesting
RFID Anti-Microbial
Conductive
Inks
EMI Lighting Visual
Readouts
Tissue
Regen Film
Coatings Transistors Printed
Batteries
Interactive
Media
Disposable
Sensor
Opportunistic 0–18 Extend Reach 18–36 Future Participation 36+

Packaging Solutions
Flexo Consumables Proofing Solutions
Flexcel NX System
Flexo SRC/M/H
DITR Washout CRS
Approval NX System
IIJ Proofing
Invest & Grow
Lead Packaging Growth Initiative
Approval Product Line Supports Packaging Initiative
Manage Ink Jet Proofing for Cash
Prepare for End of Life

Packaging Solutions Key Highlights
Fastest growing and sustainable print
market
Highly fragmented value chain
Ripe for technology substitution
Kodak well positioned to lead digitization
and drive integration
Attractive business case, but need to
accelerate to scale
Best segment-optimized digital solutions
in the industry
#1 market share worldwide in digital
prepress
Game-changing technology upsides
– No process digital offset
– Digital Flexo for Packaging / Functional
Printing
Growth opportunities in emerging
markets, Packaging Segment, and
Functional Printing
Packaging Market Growth
0
50,000
100,000
150,000
200,000
250,000
300,000
$350,000
2005 2010 2015
  Western Europe    North America    Latin America    Asia-Pacific    Other
($ in millions)
The Packaging Industry
$189B
$237B
$307B
Selected Highlights

Enterprise Services & Solutions

Enterprise Services & Solutions Business Overview
Enterprise Marketing &
Brand
Print Enterprise Document
Management
Market Needs
• Making content available to
drive enterprise business
decisions
• Modernization in emerging
markets
Target Markets
• Government
• Finance
• Retail
Applications
• Content management with
imaging and document
services
Market Needs
• Improve ROMI through
increased effectiveness of
multi-channel communication
• Consistent representation of
the brand
Target Markets
• CPG
• Pharma
• Retail
Applications
• Marketing communications
• Packaging
• Transpromo
Market Needs
• Better ROI in declining industry
• Print effectiveness in multi
channel communication
• New revenue sources for new
services
• Competencies and access to
digital
Target Segments
• Commercial
• Packaging
• Publishing
• Enterprise

Enterprise
Document
Management
Enterprise
Brand &
Marketing
Print

Large Market Opportunity with Attractive Growth
Market Size
And Growth
Enterprise Document
Management
$16.6bn
13% CAGR
• Scanners $0.9bn, 2%
• Capture Software $0.5bn, 10%
• Services $15.2bn, 14%
•
Analog Products + Services
Print $32.4bn
5% CAGR
• Software $1.3bn, 8%
• Services $31.8bn, 5%
Enterprise Brand &
Marketing Software
$2.1bn
12% CAGR
Content
Management
Asset
Management
Content Driven
Print
Census,
Elections
Control Point of Print
Packaging
Campaign Management

Kodak

FedEx
HSBC
Itaú
WELLS FARGO
JPMorgan Chase
Allianz
Iron Mountain
Deutsche Bank
SOCIETE GENERALE

Pfizer
Johnson & Johnson
RJReynolds
MOLSON Coors
Abbott
A Promise for Life
KRAFT
Sara Lee
WRIGLEY

RR DONNELLEY
QuadGraphics
jostens
cenveo
POLESTAR
GRAPHIC PACKAGING
HOLDING COMPANY
Transcontinental

Enterprise Services & Solutions Highlights
Customers
Enterprise Document Management
Document Management leadership
position
– Access to valuable information,
control points and connection for print
(i.e. census, elections)
– Critical nature of service leads to
customer stickiness
High margin and growth
Business booked on long term contracts
Strength in technologies such as
security solutions, campaign
management (VDP, effective), capture
software
Market opportunity in services for
Enterprise Document Management and
Print is compelling
Enterprise Marketing & Brand
Print
Selected Highlights

Consumer Segment

Retail Systems Solutions

Retail Systems Solutions
Kodak Instant
Picture Kiosks
Dry Labs (APEX)
#1 worldwide
instant prints
>100K placements
>65K retail sites
WW
#1 new placements
worldwide
#1 installed base in
US & Europe
Retail Photo Dept
Software
Thermal Print
Solutions
At Home / On The
Go Solutions
#1 worldwide
80 million unique
consumers
>160 million kiosk
sessions/year
>45k connected
devices
#1 worldwide
Proven reliability
at retail
6,600 EP Duplex
Solution
Net 2 Retail
Host Retail Photo
Sites
Off site gifting
fulfillment
Create@Home SW
Kodak is the Market Leader in Global Retail Installed Base

0
20
40
60
80
100%
2010 2011 2012 2013 2014 2015
Wet Dry
WW Photo Products Output Market Opportunity
WW Consumer Value by Product WW Consumer Value by Pathway
WW Consumer Value by Region Retail Digital 4x6 Prints
0
4,000
8,000
12,000
$16,000
2010 2011 2012 2013 2014 2015
Retail Online to Home Home
+0.8%
-8.8%
+4.7%
0
4,000
8,000
12,000
$16,000
2010 2011 2012 2013 2014 2015
Prints Photobooks Photomerchandise
0
4,000
8,000
12,000
$16,000
2010 2011 2012 2013 2014 2015
USC Western Europe Dev Asia LAR Em EAMER Em Asia
+24%
-14%
+0.8%
-2.4%
-1.0%
-2.9%
+4.6%
+10.5%
-5.2%
+11.4%
+13.4%
($ in millions)
% represent ’10-’15 CAGRs
Sources: IDC, Infotrends, Futuresource, Kodak OCMO & SPG BR, May 2011.

Kodak

CVS
TARGET
Boots
dm
Carrefour
farmacias benavides
Walmart
Save money. Live better.
Sam's CLUB
BARTELL DRUGS
Washington's Own Drugstores
ROSSMANN
Kroger
Müller
MediaMarkt
Officeworks
Albertsons
TESCO
Every little helps
Super Farmacia

Retail Systems Solutions Highlights
RSS is a Sustained Partner to Leading
Global Retailers
#1 market position in retail installed
base and consumables
Number of images captured is growing
exponentially; capture is rapidly moving
to multi-function devices
– Instant photobooks and photo
greeting cards are driving growth in
select retailers
– Duplex capability in 5,000 stores
Social network access from kiosks
– 60% key accounts connected
– Direct Facebook access to photos
Emphasis on dry lab installs in all
emerging markets
– LAR growth 140% for 2011
Selected Highlights

Consumer Inkjet

• $43 billion retail market
• Big profit pool
• Kodak has:
– Fundamental technologies
• Sustainable differentiation
– Breakthrough business model
• Price premium on printers
• Premium ink at an affordable
price
– Momentum in the market
Home & Office Printing Opportunity
Consumer Inkjet

Consumer Inkjet Highlights
Innovative Office printers +
Advanced Technology
Fundamental technology is a barrier to
entry against competitors
High gross profit margins from ink
revenue
Large printer installed base will sustain
ink revenue for coming years
Movement into SOHO market will drive
better margins and higher ink usage
Market share meaningful but still small
with a lot of upside potential
Selected Highlights CIJ Portfolio
Cloud Printing
Leading Ease-of-Use
WiFi setup
Smart Sensors

Intellectual Property

Our Intellectual Property Strategy
Design Freedom
– Over 10,000 worldwide Kodak patents supporting Kodak-branded products and current and future licensing portfolios
– World Class Productivity: Greater than one U.S. patent per year for each $1M of
R&D spent during the past five years
Access to New Markets and Partnerships
– Cross licenses provide access to a broad spectrum of third-party patent portfolios
Continued Income and Cash Generation
– $1.9B in revenue from 2008 – 2010
Sale of DCD and KISS Patent Portfolios In Progress
Consistent, demonstrated performance monetizing our Intellectual Property

Summary Segment Highlights
Leading Commercial Inkjet Technology/Stream is transforming the Print Market
Packaging products well positioned to lead digitization and drive integration
Momentum continues for the Consumer Inkjet business
Market leader in Retail photo business driven by connectivity and large installed base
Continue licensing program or sell IP Portfolio